Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of June 20, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
Domestic Offshore
1	Hercules 120	120’ - MC, TD	GOM	Chevron	37-39	194	12/31/12
2	Hercules 150	150’ - ILC, TD	GOM	Arena	54-56	27	07/17/12	Continuation of prior contract
				Shipyard			07/31/12	Scheduled downtime for approximately 14 days prior to contract commencement
				Apache Chevron	59-61 74-76	90 30	10/29/12 11/28/12
3	Hercules 173	173’ - MC, TD	GOM	Chevron	37-39	194	12/31/12
4	Hercules 200	200’ - MC, TD	GOM	Apache	69-71	92	09/20/12
5	Hercules 201	200’ - MC, TD	GOM	Stone Energy	71-73	—	06/20/12
				Stone Energy	57-59	45	08/04/12
				Hilcorp	66-68	20	08/24/12
				EPL	74-76	90	11/22/12
6	Hercules 202	200’ - MC, TD	GOM	Ankor Energy	66-68	28	07/18/12
				Breton	57-59	120	11/15/12
				W&T Offshore	66-68	106	03/01/13	Scheduled downtime for approximately 7 days prior to contract commencement
				W&T Offshore	71-73	96	06/05/13
7	Hercules 204	200’ - MC, TD	GOM	Shipyard			06/30/12	Previous contract ended June 16. Scheduled downtime for repairs.
				Tarpon	57-59	35	08/04/12
				Castex	57-59	30	09/03/12
				Tarpon	51-53	30	10/03/12	Work originally contracted in October 2011 with Hercules 150.
				Castex	57-59	35	11/07/12
8	Hercules 205	200’ - MC, TD	GOM	Energy XXI	38-40	3	06/23/12
				ADTI/Contango	43-45	90	09/21/12	Company elected to shorten ADTI/Contango contract term by 90 days due to rig availability, with reassignment of contract term under negotiation. Scheduled downtime for UWILD for approximately 21 days starting in October.
9	Hercules 212	200’ - MC, TD	GOM	Shipyard			07/11/12	Scheduled downtime for ABS 5-year special survey/repairs for approximately 60-70 days
				ENI	66-68	30	08/10/12
				Bois d'Arc	61-63	70	10/19/12
				Rooster Petroleum	74-76	45	12/03/12
				Monforte	69-71	45	01/17/13
10	Hercules 213	200’ - MC, TD	GOM	EPL	54-56	56	08/15/12
					71-73	64	10/18/12
11	Hercules 214	200’ - MC, TD	GOM	Apache	51-53	16	07/06/12
					66-68	90	10/04/12
12	Hercules 251	250’ - MS, TD	GOM	Walter Oil & Gas	47-49	50	08/09/12
				Walter Oil & Gas	57-59	60	10/08/12
				Hall-Houston	57-59	17	10/25/12
13	Hercules 253	250’ - MS, TD	GOM	Tana	47-49	61	08/20/12
				Shipyard			10/04/12	Scheduled downtime for ABS 5-year special survey/repairs for approximately 45 days
				Tana	74-76	192	04/14/13
14	Hercules 263	250’ - MC, TD	GOM	Arena	59-61	—	06/20/12
				Shipyard			08/04/12	Scheduled downtime for ABS 5-year special survey/repairs for approximately 45 days
				Arena	59-61	80	10/23/12
15	Hercules 264	250’ - MC, TD	GOM	Hall-Houston	79-81	44	08/03/12
				Pisces	86-88	120	12/01/12	Contract reassigned from Hercules 350 to Hercules 264
16	Hercules 265	250’ - MC, TD	GOM	Shipyard			07/10/12	Scheduled downtime for ABS 5-year special survey/repairs for approximately 60-70 days
				EPL	64-66	64	09/12/12
				ENI	81-83	45	10/27/12
				Gulf Coast Energy Resources	67-69	60	12/26/12	Contract rate based on prior commitment made in December 2011.
17	Hercules 300	300’ - MC, TD	GOM	Arena	74-76	13	07/03/12
					79-81	120	10/31/12
18	Hercules 350	350’ - ILC, TD	GOM	Hall-Houston	104-106	2	06/22/12
				W&T Offshore	104-106	30	07/22/12
				Shipyard			09/05/12	Scheduled downtime for ABS 5-year special survey/repairs for approximately 45 days
				Monforte	104-106	50	10/25/12
				Ankor Energy	104-106	26	11/20/12
					Average	156	days

Hercules Offshore Monthly Rig Fleet Status Report as of June 20, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
19	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
20	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
21	Hercules 85	85’ - ILS, TD	GOM	Cold Stacked 01/09
22	Hercules 101	100’ - MC, TD	GOM	Cold Stacked 01/09
23	Hercules 153	150’ - MC, TD	GOM	Cold Stacked 01/09
24	Hercules 203	200’ - MC, TD	GOM	Cold Stacked 06/09
25	Hercules 206	200’ - MC, TD	GOM	Cold Stacked 12/09
26	Hercules 207	200’ - MC, TD	GOM	Cold Stacked 01/09
27	Hercules 209	200’ - MC	GOM	Cold Stacked 01/09
28	Hercules 211	200’ - MC Workover	GOM	Cold Stacked 01/09
29	Hercules 250	250’ - MS, TD	GOM	Cold Stacked 12/09
30	Hercules 252	250’ - MS, TD	GOM	Cold Stacked 05/09
31	Hercules 257	250’ - MS, TD	GOM	Cold Stacked 07/10
32	Hercules 259	250’ - MS, TD	GOM	Cold Stacked 02/10
33	Hercules 2002	200’ - MC, TD	GOM	Cold Stacked 10/08
34	Hercules 2003	200’ - MC, TD	GOM	Cold Stacked 02/09
35	Hercules 2500	250’ - MS, TD	GOM	Cold Stacked 02/09
36	Hercules 2501	250’ - MS, TD	GOM	Cold Stacked 01/10				Sold in June 2012 for approximately $7 million

Hercules Offshore Monthly Rig Fleet Status Report as of June 20, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
International Offshore
1	Hercules 170	170’ - ILC, TD	Bahrain	Warm Stacked
2	Hercules 185	150’ - ILC, TD	Angola	Shipyard			TBD	Refer to language in Form 8-K, dated June 5, 2012
				CABGOC	59-61		02/11/14
3	Platform 3	Platform, TD	Mexico	PEMEX	49-51	1,178	09/11/15
4	Hercules 208	200’ - MC, TD	Indonesia	Zaratex	99-101	41	07/31/12	One 45-day priced option. Scheduled downtime for UWILD for approximately 14 days due by second quarter 2013.
				Petronas	99-101	45	09/14/12	Contract assignment from Zaratex
5	Hercules 258	250’ - MS, TD	Malaysia	Warm Stacked
6	Hercules 260	250’ - ILC, TD	Cameroon	Perenco	74-76	86	09/14/12
					89-91	180	03/13/13	Special survey due by fourth quarter 2012.
7	Hercules 261	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	83-85	831	09/29/14	Will receive lump sum payment to approximate contract preparation costs.
8	Hercules 262	250’ - ILC, TD	Saudi Arabia	Shipyard			07/07/12	Anticipated downtime for approximately 125-135 days starting in February. Will receive lump sum payment to approximate contract preparation costs.
				Saudi Aramco	79-81	854	11/08/14
9	Hercules 266	250’ - ILC, TD	Enroute	Enroute			07/02/12	Mobilization to the Middle East
			Saudi Arabia	Shipyard			11/30/12	Contract preparation work
				Saudi Aramco	124-126	1,095	11/30/15	Will receive lump sum payment upon contract commencement
					Average	479	days

10	Hercules 156	150’ - ILC, TD	Bahrain	Cold Stacked 12/10

Hercules Offshore Monthly Rig Fleet Status Report as of June 20, 2012

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
US Inland Barges
1	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Davis Petroleum	26-28	5	06/25/12
2	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	24-26	4	06/24/12
3	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Square Mile	20-22	28	07/18/12
					25-27	22	08/09/12
					Average	20	days

4	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
16	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
17	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract, while rigs described as “Ready Stacked” are not under contract, but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract could be lower and could be substantially lower and or subject to numerous risks as disclosed in the Company's filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)	Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect, including those that may impact the ability of our customers to timely obtain drilling permits.

Hercules Offshore Liftboat Fleet Status Report for the month ended May 31, 2012

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats (1)	Revenue Per Day Per Liftboat (2)	Operating Days	Utilization (3)	Comments
Gulf of Mexico
230	1	1	$25,273	26	84%
170-215	4	4	14,755	123	99%	One vessel in drydock in June
140-150	5	5	10,097	118	76%	Two vessels in drydock in May and June
120-130	14	12	7,314	222	60%	Four vessels in drydock in May and two vessels in drydock in June
105	15	10	5,997	218	70%	Four vessels in drydock in May and three vessels in drydock in June

Sub-total/Average	39	32	$9,327	707	71%

International
230-260	3	2	$51,338	39	63%
170-215	6	6	37,340	183	98%
140-150	4	4	16,672	124	100%
120-130	7	7	13,305	119	55%	Three vessels in drydock in May and two vessels in drydock in June
105	4	1	10,000	31	100%

Sub-total/Average	24	20	$25,798	496	80%

Total/Average	63	52	$16,118	1,203	75%

(1)	Actively marketed liftboats excludes seven GOM cold-stacked liftboats and three Nigeria cold-stacked liftboats. The Kingfish, a 230’ class liftboat, is currently en route to the Middle East from the U.S. GOM and will be undergoing upgrades prior to becoming reactivated.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the continued delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend our long-term international contracts, or enter into new contracts, at current dayrates when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.